First Quarter 2023 Earnings May 4, 2023

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our anticipated financial results and financial position, including capital resources, the underlying trends in our business, including retailer destocking, operational constraints, inflation, interest rates, and other macroeconomic trends, compliance with financial and negative covenants under our Credit Agreement, as amended, and related to impacts to our business, demand for our products and our potential for growth, expectations regarding infrastructure investments, expectations regarding inventory levels including future write-downs of inventory, cost savings initiatives and anticipated annualized cost savings, and our strategic growth priorities. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to execute our business strategy and manage growth; our ability to manage our inventories; our ability to maintain and realize the full value of our license agreements; impacts from economic downturns; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third-party manufacturing; risks associated with climate change; increased attention to sustainability and environmental, social and governance initiatives; geographic concentration of our operations; risks associated with our international operations; changes in effective tax rates or tax law; foreign currency exchange rate exposure; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; future development and acceptance of blockchain networks; risks associated with receiving payments in digital assets; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness including our ability to comply with financial and negative covenants under our Credit Agreement, as amended; our ability to secure additional financing on favorable terms or at all; the potential for our or third-party providers’ electronic data or the electronic data of our customers to be compromised; the influence of our significant stockholder, TCG, and the possibility that TCG’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; and risks associated with our internal control over financial reporting. These important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those idicated by the forward-looking statements made in this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us. Cautionary Notes is built on the principle that everyone is a fan of something…

4 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of March 31, 2023.

5 Q1 Summary and Operating Highlights Q1 2023 Financial Summary (Compared to Q1 2022) Q1 2023 Operating Highlights • Net sales decreased 18% to $251.9 million • Net loss increased 521% to $61.1 million • Adjusted EBITDA1 loss increased 139% to $14.0 million • GAAP loss per diluted share of $1.17 • Adjusted loss per diluted share1 of $0.49 • Direct-to-consumer net sales grew 61% YoY driven by strong fan enthusiasm and enhanced e-commerce capabilities, reflecting the strength of the Funko brand • Launched Bitty Pop!, one of the strongest product introductions in the Company's history, tapping into the broader miniature collectibles trend • Introduced new agreement with Fanatics, partnering with the category leader to offer exciting new collectibles in the world of sports pop culture • Delivered significant reductions in net loss and adjusted EBITDA loss due to better-than-expected progress on multiple operating initiatives, including eliminating excess container charges and improved fulfillment costs (1) Adjusted EBITDA, Adjusted EBITDA margin and Adjusted (loss) earnings per share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted (loss) earnings per share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales.

6 HOLLYWOOD UPDATEQ1 Earnings Summary 1Q’23 1Q’22 % Change Net sales Gross profit(1) Gross margin %(1) SG&A D&A Income from operations Operating margin % Net (loss) income Net (loss) income margin % Adjusted net (loss) income(2) Adjusted net (loss) income margin %(2) Adjusted (loss) earnings per share(2) Adjusted EBITDA(2) Adjusted EBITDA margin %(2) millions, except per share amounts, unaudited $251.9 (18)% $49.6 (54)% 19.7% $(64.5) (426)% (25.6)% $(0.49) (244)% $(14.0) (139)% (5.6)% $(25.3) (237)% (10.0)% $(61.1) (521)% 1. Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. 2. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net (Loss) Income, Adjusted Net (Loss) Income Margin and Adjusted Earnings (Loss) per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted Net (Loss) Income and Adjusted (Loss) Earnings per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net (Loss) Income Margin is defined as Adjusted Net (Loss) Income divided by Net Sales. $100.1 $14.0 33% 28% (24.3)% $308.3 $108.7 35.3% $19.8 6.4% $0.34 $36.3 11.8% $18.4 6.0% $14.5 $78.4 $10.5 4.7%

7 HOLLYWOOD UPDATEQ1 Active Properties & Net Sales per Active Property First Quarter Active Properties down (3.5)% Net Sales per Active Property down (15.3)% Active Properties Net Sales per Active Property $ in thousands, unaudited Active Properties & Net Sales per Active Property 763 736 $404 $342 Q1’22 Q1’23 Active properties declined YoY in Q1 due to a deliberate decision to reduce SKU count in 2023 as the Company focuses on a series of operating initiatives to drive long-term margin expansion

8 HOLLYWOOD UPDATETop Properties Breakout 1 2 3 5 7 4 6 8 9 10 Top 10 Properties % of Net Sales The top property in Q1’23 represented 4% of sales Evergreen properties accounted for 61% of sales in Q1’23 Q1’21 34% 6%* 31% Q3’22 35% 6%*6%* Q1’23 Commentary Q4’22 30% 5%* *% of net sales Q1’23 30% 4%* Q1’22 2 ‘ 2

9 HOLLYWOOD UPDATEQ1 Brand Category Performance Core Collectible Brands (23)% Decrease Loungefly Other Brands (Toy & Game Brands and Digital Brands) 4% Increase (13)% Decrease $ in millions, unaudited $50.1 $52.2 Q1’22 Q1’23 $239.6 $183.5 Q1’22 Q1’23 $18.6 $16.2 Q1’22 Q1’23 Core Collectible Brands and Other Brands declined on slower retailer restocking Loungefly grew on continued strong demand offsetting broader retail trends

10 HOLLYWOOD UPDATEQ1 Geographic Performance United States (23)% decrease Europe Other International 4% increase (23)% decrease $ in millions, unaudited $232.2 $177.8 Q1'22 Q1'23 $57.1 $59.3 Q1’22 Q1’23 $19.1 $14.8 Q1’22 Q1’23 All three geographies faced headwinds from slower retail restocking

11 HOLLYWOOD UPDATEQ1 Non -GAAP Financial Metrics Adjusted EBITDA(1) First Quarter Adjusted EBITDA Margin(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. 2. See Supplemental Financial Information section for a reconciliation of Adjusted Net (Loss) Income, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted Net (Loss) Income Margin is defined as Adjusted Net (Loss) Income divided by net sales. 11.8% 6.6% $ in millions, unaudited $36.3 $(14.0) Q1’22 Q1’23 Adjusted Net (Loss) Income (2) First Quarter $18.4 $(25.3) Q1’22 Q1’23 6.0% (10.0)%Adjusted Net (Loss) Income Margin(2) (5.6)% Adjusted EBITDA came in well ahead of expectations due to strong progress on multiple operating initiatives

12 HOLLYWOOD UPDATEKey Balance Sheet Highlights 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount, revolving line of credit and the Company's equipment finance loan. 3/31/2022 Y/Y % Change Cash & Cash Equivalents Accounts Receivable, net Inventory Total Debt(1) $33.1 $188.2 $161.5 168.9 $ in millions, unaudited 5.0% (14.3)% 18.6% 83.8% 3/31/2023 $34.8 $161.3 $191.6 $310.4 Inventory increased YoY, but declined 22% sequentially; inventory levels are expected to improve throughout the year

13 HOLLYWOOD UPDATEDebt Overview 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discounts, revolving line of credit and the Company's equipment finance loan. Total Debt(1) $ in millions, unaudited 2022 2023 $168.9 $234.5 $250.2 $245.8 $310.4 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23

Supplemental Financial Information

15 HOLLYWOOD UPDATE Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended March 31, 2023 2022 (In thousands, except per share data) Net sales $ 251,878 $ 308,343 Cost of sales (exclusive of depreciation and amortization shown separately below) 202,303 199,649 Selling, general, and administrative expenses 100,061 78,420 Depreciation and amortization 13,976 10,471 Total operating expenses 316,340 288,540 (Loss) income from operations (64,462) 19,803 Interest expense, net 5,687 1,210 Loss on extinguishment of debt 494 — Other expense, net 821 397 (Loss) income before income taxes (71,464) 18,196 Income tax (benefit) expense (10,320) 3,678 Net (loss) income (61,144) 14,518 Less: net (loss) income attributable to non-controlling interests (5,833) 4,636 Net (loss) income attributable to Funko, Inc. $ (55,311) $ 9,882 (Loss) earnings per share of Class A common stock: Basic $ (1.17) $ 0.25 Diluted $ (1.17) $ 0.23 Weighted average shares of Class A common stock outstanding: Basic 47,248 40,324 Diluted 47,248 42,529

16 HOLLYWOOD UPDATE Condensed Consolidated Balance Sheets (Unaudited) March 31, 2023 December 31, 2022 (In thousands, except per share amounts) Assets Current assets: Cash and cash equivalents $ 34,797 $ 19,200 Accounts receivable, net 161,313 167,895 Inventory 191,558 246,429 Prepaid expenses and other current assets 48,490 39,648 Total current assets 436,158 473,172 Property and equipment, net 104,963 102,232 Operating lease right-of-use assets 68,469 71,072 Goodwill 135,283 131,380 Intangible assets, net 179,262 181,284 Deferred tax asset 123,610 123,893 Other assets 10,849 8,112 Total assets $ 1,058,594 $ 1,091,145 Liabilities and Stockholders’ Equity Current liabilities: Line of credit $ 141,000 $ 70,000 Current portion of long-term debt, net of unamortized discount 21,790 22,041 Current portion of operating lease liabilities 18,703 18,904 Accounts payable 55,542 67,651 Income taxes payable 866 871 Accrued royalties 46,356 69,098 Accrued expenses and other current liabilities 110,323 112,832 Total current liabilities 394,580 361,397 Long-term debt, net of unamortized discount 147,574 153,778 Operating lease liabilities, net of current portion 79,602 82,356 Deferred tax liability 390 382 Liabilities under tax receivable agreement, net of current portion 99,620 99,620 Other long-term liabilities 3,499 3,923 Commitments and Contingencies Stockholders’ equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 47,326 and 47,192 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively 5 5 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 3,293 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively — — Additional paid-in-capital 314,537 310,807 Accumulated other comprehensive loss (1,665) (2,603) Retained earnings 4,704 60,015 Total stockholders’ equity attributable to Funko, Inc. 317,581 368,224 Non-controlling interests 15,748 21,465 Total stockholders’ equity 333,329 389,689 Total liabilities and stockholders’ equity $ 1,058,594 $ 1,091,145

17 HOLLYWOOD UPDATE Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended March 31, 2023 2022 (In thousands) Operating Activities Net (loss) income $ (61,144) $ 14,518 Adjustments to reconcile net (loss) income to net cash used in operating activities: Depreciation, amortization and other 13,745 10,141 Equity-based compensation 3,642 3,369 Amortization of debt issuance costs and debt discounts 267 217 Loss on debt extinguishment 494 — Other (1,702) (9) Changes in operating assets and liabilities: Accounts receivable, net 8,031 (1,108) Inventory 55,824 3,894 Prepaid expenses and other assets (8,063) (3,408) Accounts payable (12,139) (1,876) Income taxes payable (34) 1,991 Accrued royalties (22,742) 1,506 Accrued expenses and other liabilities (6,449) (52,190) Net cash used in operating activities (30,270) (22,955) Investing Activities Purchases of property and equipment (12,746) (19,182) Acquisitions, net of cash received (5,274) — Other 233 (292) Net cash used in investing activities (17,787) (19,474) Financing Activities Payments on line of credit 71,000 — Debt issuance costs (1,957) — Payments of long-term debt (5,621) (4,500) Distributions to continuing equity owners — (3,408) Proceeds from exercise of equity-based options 87 78 Net cash provided by (used in) financing activities 63,509 (7,830) Effect of exchange rates on cash and cash equivalents 145 (167) Net change in cash and cash equivalents Cash and cash equivalents at beginning of period 15,597 (50,426) Cash and cash equivalents at end of period 19,200 83,557 Cash and cash equivalents at end of period $ 34,797 $ 33,131

18 HOLLYWOOD UPDATE Reconciliation of Non-GAAP Financial Metrics (Unaudited) 1. Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income was attributable to non-controlling interests. 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 3. Represents write-off of unamortized debt financing fees for the three months ended March 31, 2023. 4. For the three months ended March 31, 2023 and 2022 includes acquisition-related costs related to due diligence fees. 5. For the three months ended March 31, 2023, includes charges related severance and benefit costs related to a reduction-in-force. For the three months ended March 31, 2022, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona. 6. Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 7. For the three months ended March 31, 2023, represents a one-time inventory write-down to improve U.S. warehouse operational efficiency. 8. Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for all periods presented. 9. Adjusted net (loss) income margin is calculated as Adjusted net (loss) income as a percentage of net sales. Three Months Ended March 31, 2023 2022 (In thousands, except per share data) Net (loss) income attributable to Funko, Inc. $ (55,311) $ 9,882 Reallocation of net (loss) income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) (5,833) 4,636 Equity-based compensation (2) 3,642 3,369 Loss on extinguishment of debt (3) 494 — Acquisition costs and other expenses (4) 1,010 930 Certain severance, relocation and related costs (5) 1,735 1,680 Foreign currency transaction loss (6) 822 397 One-time inventory write-down (7) 30,084 — Income tax expense (8) (1,901) (2,465) Adjusted net (loss) income $ (25,258) $ 18,429 Adjusted net (loss) income margin (9) (10.0) % 6.0 % Weighted-average shares of Class A common stock outstanding-basic 47,248 40,324 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 4,364 13,808 Adjusted weighted-average shares of Class A stock outstanding - diluted 51,612 54,132 Adjusted (loss) earnings per diluted share $ (0.49) $ 0.34

19 Reconciliation of Non-GAAP Financial Metrics (Unaudited) 1. For the three months ended March 31, 2023, represents a one-time inventory write-down to improve U.S. warehouse operational efficiency. 2. Adjusted gross margin is calculated as net sales less Adjusted cost of sales (exclusive of depreciation and amortization shown separately) as a percentage of net sales. Three Months Ended March 31, 2023 2022 (In thousands, except per share data) Cost of sales (exclusive of depreciation and amortization shown separately) $ 202,303 $ 199,649 One-time inventory write-down (1) 30,084 — Adjusted cost of sales (exclusive of depreciation and amortization shown separately) $ 172,219 $ 199,649 Adjusted gross margin (2) 31.6% 35.3%

20 Reconciliation of Non-GAAP Financial Metrics (Unaudited) 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 3. Represents write-off of unamortized debt financing fees for the three months ended March 31, 2023. 4. For the three months ended March 31, 2023 and 2022 includes acquisition-related costs related to due diligence fees. 5. For the three months ended March 31, 2023, includes charges related severance and benefit costs related to a reduction-in-force. For the three months ended March 31, 2022, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona. 6. Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 7. For the three months ended March 31, 2023, represents a one-time inventory write-down to improve U.S. warehouse operational efficiency. 10. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. Three Months Ended March 31, 2022 2021 (amounts in thousands) Net (loss) income $ (61,144) $ 14,518 Interest expense, net 5,687 1,210 Income tax (benefit) expense (10,320) 3,678 Depreciation and amortization 13,976 10,471 EBITDA $ (51,801) $ 29,877 Adjustments: Equity-based compensation (2) 3,642 3,369 Loss on extinguishment of debt (3) 494 — Acquisition costs and other expenses (4) 1,010 930 Certain severance, relocation and related costs (5) 1,735 1,680 Foreign currency transaction loss (6) 822 397 One-time inventory write-down (7) 30,084 — Adjusted EBITDA $ (14,014) $ 36,253 Adjusted EBITDA margin (10) (5.6) % 11.8%